SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

WILLIAM LYON HOMES	WILLIAM LYON HOMES, INC.
[See Table of Additional Registrants On Following Page]
(Exact Name of Registrant as Specified in Its Charter)

Delaware	California
(State of Incorporation or Organization)

33-0864902	33-0253855
(I.R.S. Employer Identification Number)

4490 Von Karman Avenue
Newport Beach, California
(Address of Principal Executive Offices)

92660
(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.  ☐

Securities Act registration statement file number to which this form relates: 333-98287 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

10 3/4% Senior Notes due 2013, together with Guarantees of such Senior Notes	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

NONE

(Title of class)

TABLE OF ADDITIONAL REGISTRANTS

The following entities will guarantee the Senior Notes and are co-registrants under this registration statement:

Name of Guarantor Registrant	Jurisdiction of Organization or Incorporation	IRS Employer Identification Number
California Equity Funding, Inc.	California	33-0830016
Carmel Mountain Ranch	California	33-0013333
Duxford Financial, Inc.	California	33-0640824
HSP, Inc.	California	33-0636045
Mountain Gate Ventures, Inc.	Arizona	94-3344980
OX I Oxnard, L.P.	California	33-0960120
PH-LP Ventures	California	33-0799119
PH-Rielly Ventures	California	33-0827710
PH Ventures-San Jose	California	33-0785089
Presley CMR, Inc.	California	33-0603862
Presley Homes	California	33-0905035
St. Helena Westminster Estates, LLC	Delaware	33-0842940
Sycamore CC, Inc.	California	33-0981307
William Lyon Southwest, Inc.	Arizona	86-0978474

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant’s Securities to be Registered.

Information with respect to the Senior Notes and the Guarantees thereof is incorporated herein by reference to the section captioned “Description of the Notes” in the Registrant’s Form S-3 Registration Statement (Registration No. 333-98287), as amended (the “Registration Statement”), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the “Commission”). The Registration Statement was originally filed with the Commission on August 16, 2002, and amended on February 27, 2003 and March 12, 2003.

Item 2.    Exhibits.

The following exhibits are filed as part of this Registration Statement on Form 8-A:

Exhibit No.	Description

1(1)	Form of Indenture.

2(2)	Loan Agreement, dated as of September 25, 2000, between William Lyon Homes, Inc., a California corporation, as borrower, and Residential Funding Corporation, a Delaware corporation, as lender.

3(5)

First Amendment to Loan Agreement, dated as of July 13, 2001, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

4(5)

Second Amendment to Loan Agreement and to Other Loan Documents, dated as of March 28, 2002, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

5(5)

Third Amendment to Loan Agreement and to Other Loan Documents, dated as of January 10, 2003, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

6(5)

Fourth Amendment to Loan Agreement, dated as of January 23, 2003, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

7(2)

Master Loan Agreement, dated as of August 31, 2000, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Federal Bank, F.S.B., a federal savings bank organized and existing under the laws of the United States, as lender.

8(3)

Agreement for First Modification of Deeds of Trust and Other Loan Instruments, dated as of June 8, 2001, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

9(5)

Agreement for Second Modification of Deeds of Trust and Other Loan Instruments, dated as of July 23, 2001, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

10(5)

Agreement for Third Modification of Deeds of Trust and Other Loan Instruments, dated as of December 19, 2001, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

11(5)

Agreement for Fourth Modification of Deeds of Trust and Other Loan Instruments, dated as of May 29, 2002, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

12(2)

Revolving Line of Credit Loan Agreement (Borrowing Base Loan), dated as of September 21, 2000, by and between William Lyon Homes, Inc., a California corporation, as borrower, and California Bank & Trust, a California banking corporation, as lender.

13(4)

Agreement to Modify Loan Agreement, Promissory Note and Deed of Trust, dated as of September 18, 2002, by and between William Lyon Homes, Inc., a California corporation, as borrower, and California Bank & Trust, a California banking corporation, as lender.

14(5)

Second Agreement to Modify Loan Agreement, Promissory Note and Deed of Trust, dated as of December 13, 2002, by and between William Lyon Homes, Inc., a California corporation, as borrower, and California Bank & Trust, a California banking corporation, as lender.

15(1)

Mortgage Warehouse Loan and Security Agreement effective as of June 28, 2002 by and between Duxford Financial, Inc. and/or Bayport Mortgage, L.P., a California corporation, as borrower, and First Tennessee Bank, as lender.

(1)  Previously filed as an exhibit to the Registrant’s Registration Statement and incorporated herein by this reference.

(2)  Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 and incorporated herein by this reference.

(3)  Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 and incorporated herein by this reference.

(4)  Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 and incorporated herein by this reference.

(5)  Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002 and incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Issuer Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

WILLIAM LYON HOMES, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

WILLIAM LYON HOMES

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

CALIFORNIA EQUITY FUNDING, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Director, Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

CARMEL MOUNTAIN RANCH

By: WILLIAM LYON HOMES, INC.,
Its General Partner

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

DUXFORD FINANCIAL, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Treasurer

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

HSP, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Treasurer

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

MOUNTAIN GATE VENTURES, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

OX I OXNARD, L.P.

By: WILLIAM LYON HOMES, INC.,
Its General Partner

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

PH-LP VENTURES

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

PH-RIELLY VENTURES

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

PH VENTURES-SAN JOSE

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

PRESLEY CMR, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

PRESLEY HOMES

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

ST. HELENA WESTMINSTER ESTATES, LLC

By: WILLIAM LYON HOMES, INC.,
Its Sole Member

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

SYCAMORE CC, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Guarantor Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 12, 2003.

WILLIAM LYON SOUTHWEST, INC.

By:	/s/ W. DOUGLASS HARRIS
W. Douglass Harris
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
1(1)	Form of Indenture.

2(2)	Loan Agreement, dated as of September 25, 2000, between William Lyon Homes, Inc., a California corporation, as borrower, and Residential Funding Corporation, a Delaware corporation, as lender.

3(5)

First Amendment to Loan Agreement, dated as of July 13, 2001, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

4(5)

Second Amendment to Loan Agreement and to Other Loan Documents, dated as of March 28, 2002, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

5(5)

Third Amendment to Loan Agreement and to Other Loan Documents, dated as of January 10, 2003, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

6(5)

Fourth Amendment to Loan Agreement, dated as of January 23, 2003, between William Lyon Homes, Inc., a California corporation, as borrower, and RFC Construction Funding Corp., a Delaware corporation, as lender.

7(2)

Master Loan Agreement, dated as of August 31, 2000, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Federal Bank, F.S.B., a federal savings bank organized and existing under the laws of the United States, as lender.

8(3)

Agreement for First Modification of Deeds of Trust and Other Loan Instruments, dated as of June 8, 2001, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

9(5)

Agreement for Second Modification of Deeds of Trust and Other Loan Instruments, dated as of July 23, 2001, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

10(5)

Agreement for Third Modification of Deeds of Trust and Other Loan Instruments, dated as of December 19, 2001, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

11(5)

Agreement for Fourth Modification of Deeds of Trust and Other Loan Instruments, dated as of May 29, 2002, by and between William Lyon Homes, Inc., a California corporation, as borrower, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”), as lender.

12(2)

Revolving Line of Credit Loan Agreement (Borrowing Base Loan), dated as of September 21, 2000, by and between William Lyon Homes, Inc., a California corporation, as borrower, and California Bank & Trust, a California banking corporation, as lender.

13(4)

Agreement to Modify Loan Agreement, Promissory Note and Deed of Trust, dated as of September 18, 2002, by and between William Lyon Homes, Inc., a California corporation, as borrower, and California Bank & Trust, a California banking corporation, as lender.

14(5)

Second Agreement to Modify Loan Agreement, Promissory Note and Deed of Trust, dated as of December 13, 2002, by and between William Lyon Homes, Inc., a California corporation, as borrower, and California Bank & Trust, a California banking corporation, as lender.

15(1)

Mortgage Warehouse Loan and Security Agreement effective as of June 28, 2002 by and between Duxford Financial, Inc. and/or Bayport Mortgage, L.P., a California corporation, as borrower, and First Tennessee Bank, as lender.

(1)  Previously filed as an exhibit to the Registrant’s Registration Statement and incorporated herein by this reference.

(2)  Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 and incorporated herein by this reference.

(3)  Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 and incorporated herein by this reference.

(4)  Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 and incorporated herein by this reference.

(5)  Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002 and incorporated herein by this reference.